Marked to show changes from draft dated 05/23/95

                                                                 05/25/95

                                                                   DRAFT


                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT made as of this 31st day of May, 1995, by and among STOKELY USA, INC., a Wisconsin corporation (the "Borrower"), and NATIONWIDE
LIFE INSURANCE COMPANY ("Nationwide"), EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU ("Employers"), WEST COAST LIFE INSURANCE COMPANY ("West Coast"), and STATE OF WISCONSIN INVESTMENT BOARD ("SWIB").

     WHEREAS, Nationwide, Employers and West Coast (collectively being hereinafter called the "Insurance Companies") and the Borrower are parties to a Note Agreement, dated as of January 1, 1990, as amended by an Amendment to Note Agreement dated August 18, 1992, a Second Amendment to Note Agreement dated June 11, 1993, and a Third Amendment to Note Agreement dated May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is hereinafter referred to as the "Nationwide Note Agreement"), pursuant to which the Borrower has issued its 9.37% Senior Secured Notes due January 15, 2000 (collectively, together with any other notes issued pursuant to the Nationwide Note Agreement the "Nationwide Notes"); and

     WHEREAS, SWIB and the Borrower are parties to a Note Agreement, dated as of December 1, 1991, as amended by a First Amendment to Note Agreement dated as of August 18, 1992, a Second Amendment to Note Agreement dated as of June 11, 1993, and a Third Amendment to Note Agreement dated as of May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is hereinafter referred to as the "SWIB Note Agreement"), pursuant to which the Borrower has issued a certain 9.49% Senior Note due December 15, 2001 (collectively, together with any other notes issued pursuant to the SWIB Note Agreement, the "SWIB Notes"); and

     WHEREAS, the Borrower and Bank One, Milwaukee, National Association ("Bank One"), as agent for the Insurance Companies, SWIB and certain other lenders including Bank One (Bank One and such other lenders are hereinafter referred to as the "Other Lenders"), entered into a Security Agreement dated as of August 18, 1992, as amended by a First Amendment to Security Agreement dated as of June 11, 1993 (said Security Agreement as so amended is hereinafter referred to as the "Old Security Agreement"), pursuant to which the Borrower granted to Bank One, as agent for the benefit of the Insurance Companies, SWIB and such Other Lenders, a Lien on and security interest in certain assets of the Borrower for the benefit of the Insurance Companies, SWIB and the Other Lenders; and

     WHEREAS, in connection with the payment and satisfaction in full of all obligations of the Borrower to the Other Lenders, (i) the Other Lenders have released all of their claims on the assets of the Borrower, (ii) the Insurance Companies and SWIB have released their claim as to certain assets of the Borrower but have not released their claim as to certain other assets of the
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Borrower, and (iii) Bank One, as agent, has assigned to the Insurance Companies and SWIB all of its Liens on and security interests in the Collateral (as hereinafter defined), and all rights and powers therein granted pursuant to the Intercreditor and Collateral Agency Agreement (as hereinafter defined) and the Security Documents (as defined in the Intercreditor and Collateral Agency Agreement); and

     WHEREAS, in order to evidence the transactions described in the immediately preceding paragraphs, including, without limitation, the continuing Lien of the Insurance Companies and SWIB on and security interest in the Collateral (as hereinafter defined) to secure the prompt and complete payment, observance, performance and discharge of the Obligations (as hereinafter defined) which remain outstanding, the Insurance Companies and SWIB have required the Borrower to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Insurance Companies and SWIB agree as follows:

1.   DEFINITIONS.

     As used herein, the following terms shall have the meanings ascribed to them set forth below:

     AGENT -- shall have the meaning assigned to such term in the Intercreditor Agreement.

     APPLETON FACILITY -- shall have the meaning assigned to such term in
Section 3N hereof.

     APPLETON SALE PROCEEDS  -- shall have the meaning assigned to such term in
Section 3N hereof.

     ASSIGNMENT OF CONTRACTS, WARRANTIES AND PERMITS -- shall mean the Assignment of Contracts, Warranties and Permits dated as of May 31, 1995, granted by the Borrower to the Secured Parties, as amended, modified or supplemented from time to time.

     BANK ONE -- shall have the meaning assigned to such term in the third WHEREAS clause hereof.

     BOOKS AND RECORDS -- shall have the meaning assigned to such term in
Section 2C hereof.

     BUSINESS DAY -- shall mean any day except a Saturday, a Sunday or day on which commercial banks in Milwaukee, Wisconsin are authorized or required by law to close.

     Collateral -- shall have the meaning assigned to such term in Section 2 hereof.

     ENVIRONMENTAL INDEMNIFICATION AGREEMENT -- shall mean the Environmental Indemnification Agreement dated as of May 31, 1995, entered into by and among the Borrower and the Secured Parties, as amended, modified or supplemented from time to time.

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
     EQUIPMENT -- shall have the meaning assigned thereto by the UCC and shall include, but not be limited to all machinery, all manufacturing, distribution, selling, data processing and office equipment, all computer hardware, computer software, furniture, furnishings, fixtures (including, but not limited to heating, cooling, fire protection equipment and plumbing, electrical distribution and other utility connections or equipment), and trade fixtures, tools, tooling, molds, dies, all canning and processing equipment, and facilities and other personal property of whatsoever kind or nature, used or useful in the business of the Borrower, including, but not by way of limitation, all engines, conveyors, boilers, dynamos, generators, power lines and other electrical apparatus, hoppers, briners, elevators, pumps, piping, tanks, dryers, blanchers, cutters, slicers, labeling equipment, automobiles, trucks, tractors, combines, harvesters, harrows, planters, loaders, railroad tracks and equipment, equipment for canning, farming, manufacturing, drainage, irrigation and water supply office and shop equipment, heating plants, storehouses, preparation and canning plants and all goods, tools, supplies, equipment and personal property of every name, kind, sort or character used or usable in the aforesaid connections, vehicles, vessels and aircraft, and each case whether now owned or hereafter acquired and wherever located, and all accessions and additions thereto, parts and appurtenances thereof, substitutions therefor and replacements thereof; but excluding therefrom that certain FMC Sterile Matic Continuous Cooker - Two Shell located within the Borrower's facility at Waunakee, Wisconsin.

     EVENT OF DEFAULT -- shall have the meaning assigned to such term in
Section 5 hereof.

     FIXTURES -- shall mean all fixtures (as that term is defined in the UCC) now or hereafter attached to or located upon the Real Property Parcels.

     GOVERNMENTAL AUTHORITY -- shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

     INSURANCE COMPANIES -- shall have the meaning assigned to such term in the first WHEREAS clause hereof.

     INTERCREDITOR AGREEMENT -- shall mean the Intercreditor and Collateral Agency Agreement dated as of May 31, 1995, by and among the Secured Parties and acknowledged by the Borrower, as amended, modified or supplemented from time to time.

     INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT -- shall mean the Intercreditor and Collateral Agency Agreement dated as of August 18, 1992, by and among Bank One, First Bank (N.A.), the Insurance Companies and SWIB, and acknowledged by the Borrower and certain subsidiaries of the Borrower, as amended by a First Amendment to Intercreditor and Collateral Agency Agreement dated as of June 11, 1993, by and among Bank One, First Bank (N.A.), NBD Bank, N.A., the Insurance Companies, SWIB, Barclays Business Credit, Inc., LaSalle National Bank, and BA Business Credit, Inc., and acknowledged by the Borrower and certain subsidiaries of the Borrower.

     LIEN -- shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and any arrangement involving the filing of any financing statement under the UCC or comparable law of any jurisdiction).

     LOAN DOCUMENTS -- shall mean the Nationwide Note Agreement, the SWIB Note Agreement, the Notes and the Security Documents.

     MORTAGES -- shall mean those certain Mortgages, Assignments of Leases and Rents, Security Agreements and Financing Statements and/or Deed of Trusts, each dated as of May 31, 1995, given by the Borrower to the Secured Parties, with respect to each of the Real Property Parcels, as amended, modified or supplemented from time to time.

     NATIONWIDE NOTES -- shall have the meaning assigned to such term in the first WHEREAS clause hereof.

     NATIONWIDE NOTE AGREEMENT -- shall have the meaning assigned to such term in the first WHEREAS clause hereof.

     NATIONWIDE NOTE OBLIGATIONS -- shall mean all obligations of the Borrower to the Insurance Companies and any other holders from time to time of the Nationwide Notes under the Nationwide Note Agreement and the Nationwide Notes, whether arising out of credit previously granted, credit contemporaneously granted, or granted in the future, and, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether the Borrower is liable individually or jointly with others, whether for principal, interest, premium or other debts, obligations or liabilities, and whether or not any or all such debts, obligations and liabilities are or become barred by any statute of limitations or otherwise unenforceable.

     NET PROCEEDS -- shall mean the amount obtained by subtracting from the gross proceeds of the sale of the Appleton Facility the sum of (i) direct costs arising in connection with such sale, plus (ii) taxes resulting from such sale (but excluding income used to offset operating losses and that does not generate any actual tax liability), plus (iii) the amount necessary to repay any secured industrial revenue bond financing related to the Appleton Facility.

     NOTES -- shall mean the Nationwide Notes and the SWIB Notes.

     OBLIGATIONS -- shall mean the Nationwide Note Obligations, the SWIB Note Obligations and any obligations of the Borrower to the Secured Parties arising under this Agreement or any of the other Security Documents.

     OLD SECURITY AGREEMENT -- shall have the meaning assigned to such term in the third WHEREAS clause hereof.

     OTHER LENDERS -- shall have the meaning assigned to such term in the third WHEREAS clause hereof.


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
     PERMITTED LIEN -- shall mean a Lien permitted under (i) one of clauses
(a), (b), (c), (d), (e), (g) and (h) of Section 5.7 of the Nationwide Note Agreement and (ii) one of clauses (a), (b), (c), (d), (e), (g) and (k) of
Section 5.7 of the SWIB Note Agreement.

     PERSON -- shall mean an individual, partnership, joint venture, corporation, business trust, joint stock company, trust, unincorporated organization, Governmental Authority or other entity of whatever nature.

     PROCEEDS -- shall have the meaning assigned to that term under the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral, including, but not limited to, any and all proceeds of business interruption insurance and any and all proceeds of unearned insurance premiums, (b) any and all payments (in any form whatsoever made or due and payable to the Borrower from time to time in connection with any of the Collateral including, but not limited to, any rents, lease payments, or profits derived therefrom.

     REAL PROPERTY PARCELS -- shall have the meaning assigned to that term in
Section 31 hereof.

     REQUIRED LENDERS -- shall have the meaning assigned to that term in the Intercreditor Agreement.

     SECURED PARTIES -- shall mean the Insurance Companies, SWIB and any other holders from time to time of the Nationwide Note Obligations or the SWIB Note Obligations.

     SECURITY DOCUMENTS -- shall mean this Agreement, the Assignment of Contracts, Warranties and Permits, the Mortgages and the Environmental Indemnification Agreement.

     SHORT-TERM LENDERS -- shall mean the lenders party to the Secured Credit Agreement dated as of May 22, 1995, entered into by and among such lenders, the Borrower, and Harris Trust and Savings Bank, as agent for itself, as a lender, and such other lenders, and their respective successors and assigns.

     SWIB NOTES -- shall have the meaning assigned to such term in the second WHEREAS clause hereof.

     SWIB NOTE AGREEMENT -- shall have the meaning assigned to such term in the second WHEREAS clause hereof.

     SWIB NOTE OBLIGATIONS -- shall mean all obligations of the Borrower to SWIB and any other holders from time to time of the SWIB Notes under the SWIB Note Agreement and/or the SWIB Notes, whether arising out of credit previously granted, credit contemporaneously granted, or credit granted in the future, and, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether the Borrower is liable individually or jointly with others, whether for principal, interest, premium or other debts, obligations or liabilities, and wether or not any or all such


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
debts, obligations and liabilities are or become barred by any statute of limitations or otherwise unenforceable.

     UCC -- shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Wisconsin.

2.   SECURITY INTEREST.

     To secure the Obligations, the Borrower grants to the Secured Parties, and the Secured Parties hereby take and retain, a continuing Lien on and security interest in and to the following described property and interest in such property (collectively, the "Collateral"), whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

     A. All Equipment and Fixtures of the Borrower, whether now owned or hereafter acquired by the Borrower, and all spare and repair parts, special tools and replacements for the same;

     B. All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of the property described in clause A above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

     C. All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records) of the Borrower pertaining to any of the property described in clauses A and B above (the "Books and Records").

     It is the true, clear, and express intention of the Borrower that the continuing grant of the security interests provided for herein remain as security for payment and performance of the Obligations, whether or not existing or hereinafter incurred by future advances or otherwise; and whether or not such Obligations are related to the transactions described herein or in any of the other Loan Documents, by class or kind, or whether or not contemplated by the parties at the time of the granting of this security interest. The notice of the continuing grant of this security interest therefore shall not be required to be stated on the face of any document representing any such Obligation, nor otherwise identify it as being secured hereby. Any such Obligation shall be deemed to have been made pursuant to
Section 409.204(3) of the Wisconsin Statutes.

3.   WARRANTIES AND COVENANTS.

     The Borrower hereby warrants, represents and covenants to the Secured Parties that:

     A.   (1)   Except as provided in subparagraph (2), below:

                (a) the Collateral consisting of Equipment is kept at the addresses listed on Annex 1 hereto ("Equipment Locations");

                (b) the original Books and Records are kept at the address listed below:


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
                        1055 Corporate Center Drive
                        Oconomowoc, WI 53066

                and     (c)  the Borrower's chief executive office and chief
                place of business is at the address listed below:

                        1055 Corporate Center Drive
                        Oconomowoc, WI 53066

                (2) The Borrower will not establish any different location for its Equipment, its chief executive office, its registered office or its principal place of business, or its Books and Records, until
         (i) it shall have given the Secured Parties prior written notice of not less than ten (10) days, of its intention to establish such new location, clearly describing each such new location and providing such other information in connection therewith as the Secured Parties may reasonably request, and (ii) with respect to each such new location, it shall have taken such action, satisfactory to the Required Lenders, as may be necessary to maintain the security interest of the Secured Parties in the Collateral at all times fully perfected and in full force and effect; provided, that notwithstanding anything herein to the contrary, the Borrower may from time to time move Equipment as needed in the ordinary course of the operations of the Borrower's business to any other location within a state, or in another state provided such location is identified on Annex 1 hereto, so long as the security interest of the Secured Parties in such Equipment remains at all times validly perfected. The Borrower shall give the Secured Parties written notice of any relocation of Equipment described in the above proviso within ten (10) days of such relocation.

         B. Except as disclosed in Annex 3 hereto, there are no actions or proceedings which are pending or threatened against the Borrower which might result in any material adverse change in its financial condition or materially affect the Collateral pledged hereunder.

         C. Except for Permitted Liens, and except as specifically consented to in writing by the Required Lenders, the Liens granted to the Secured Parties shall be first and prior on the Collateral and proceeds, including insurance proceeds, resulting from the sale, disposition or loss thereof. Except as otherwise provided by law, no further action need be taken to perfect the Liens granted to the Secured Parties, other than the filing of continuation statements under the UCC or other applicable law, or continued possession by the Secured Parties of that portion of the Collateral constituting instruments or documents.

         D. The Borrower shall not sell, lease, transfer, assign, pledge or otherwise dispose of any of the Collateral or any interest therein, without the prior written consent of the Required Lenders in each instance; provided, however, that the foregoing restriction shall not apply, for so long as no Event of Default exists, to (i) the replacement of any Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced and shall be free and clear of Liens other than Permitted Liens that are not Liens securing the purchase price or cost of construction of such replacement Equipment, or (ii) the disposal, in any fiscal year of the Borrower, of any other Equipment that is substantially worn, damaged or obsolete, provided that
(a) in the good faith

Borrower's Responsible Financial Officer, the disposition of such Equipment is for fair market value and is in the best interests of the Borrower, and (b) the net proceeds received and/or to be received in respect of such Equipment and all other Equipment disposed of pursuant to this clause (ii) during such fiscal year shall not exceed $50,000 in the aggregate.

        E. Upon prior notice to the Borrower, the Borrower shall, at all times during normal business hours, permit any Secured Party or its authorized representatives to examine and inspect the Collateral as well as the Books and Records, and to make extracts and copies thereof; provided that after the occurrence of an Event of Default hereunder, no such notice shall be required.

        F. The Borrower shall notify the Secured Parties in writing of any intended change of the Borrower's name, at least ten (10) days prior to such change or use, and will notify the Secured Parties immediately when such change or use becomes effective. The Borrower shall take such action, satisfactory to the Secured Parties, as may be necessary to maintain the security interest of the Secured Parties in the Collateral at all times fully perfected and in full force and effect.

        G. The Borrower will keep the Collateral insured, in amounts and by insurers satisfactory to the Required Lenders, against the risks of fire, explosion, theft and such other risks as are usually insured against by companies engaged in the same or a similar business or as the Required Lenders may reasonably require. The Borrower will deliver to the Secured Parties copies of all insurance policies with respect to the Collateral, together with appropriate certificates thereof, naming the Secured Parties as loss payees (as their interests may appear). The Borrowers shall cause each of the Secured Parties to be at all times named as additional insureds under each of its liability policies.

        H. All information, certificates or statements given to the Secured Parties pursuant to this Security Agreement shall be true and complete, in all material respects, when given.

        I. With respect to all Collateral which is, or is to be, attached to real estate, the legal description of such real estate and the name of the record owner are annexed hereto as Annex 2 hereto (the "Real Property Parcels").

        J. The Borrower shall (i) maintain the Collateral in good condition and repair (ordinary wear and tear excepted) and not permit its value to be impaired, (ii) keep the Collateral free from all Liens, encumbrances and security interests, other than Permitted Liens and other Liens expressly permitted by the Required Lenders, (iii) defend the Collateral against all claims and legal proceedings by persons other than the Secured Parties, (iv) pay and discharge, when due, all taxes, license fees, levies and other charges upon the Collateral, (v) not sell, lease or otherwise dispose of the Collateral, except for sales or leases of Collateral authorized as provided in this Agreement, and (v) not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance. Loss of or damage to the Collateral shall not release the Borrower from any of the Obligations.

        K. The Borrower shall keep accurate and complete records of the Collateral in such form as the Required Lenders may approve. At such times as the Required Lenders may reasonably require, the Borrower shall furnish to the Secured Parties a statement certified by the

Borrower and in such form and containing such information as may be prescribed by the Required Lenders, showing the current status and value of the Collateral.

        L. Throughout the term of this Agreement, the Borrower shall pay to the Secured Parties any and all costs incurred by the Secured Parties arising out of or in any way connected with the Security Documents, including, but not limited to, legal, appraisal, environmental and accounting fees and out-of-pocket expenses.

        M. Throughout the term of this Agreement, the Borrower shall deliver, or cause to be delivered, to the Secured Parties, mortgages/deeds of trust and related security documents reasonably required by the Required Lenders encumbering any and all real property hereafter acquired and/or otherwise obtained by the Borrower and/or any of its subsidiaries, in such form as reasonably required by Required Lenders, together with title insurance insuring the lien of such mortgage/deed of trust as a first lien on such real property.

        N. The Borrower has entered into an agreement for the sale of its facility located in Appleton, Wisconsin (the "Appleton Facility") for an all cash consideration of approximately $900,000, and agrees that on the date of the sale of the Appleton Facility (the "Appleton Sale Date"), the Borrower shall pay over, by federal wire transfer of immediately available funds, (a) the Net Proceeds of such sale to the Agent, to be applied to the prepayment of the Notes in accordance with Section 4.1(c) of the Intercreditor Agreement, at par, and (b) accrued interest on the principal amount so prepaid, but without premium. The Borrower will give each Secured Party written notice under this
Section 3N at least one Business Day and not more than 10 Business Days prior to the Appleton Sale Date, specifying (i) such date, (ii) the estimated Net Proceeds of the sale of the Appleton Facility (including a description of all amounts subtracted from the gross proceeds of such sale in computing such Net Proceeds), (iii) the principal amount of each Note held by such Secured Party to be prepaid (determined in accordance with Section 4.1(c) of the Intercreditor Agreement) on the Appleton Sale Date, and (iv) the interest to be paid on the Appleton Sale Date with respect to such principal amount being prepaid. Notwithstanding the foregoing, in the event that the Appleton Facility is not sold in accordance with the provisions hereof on or prior to October 1, 1995, the Borrower shall, on or prior to such date, grant a mortgage on the Appleton Facility for the benefit of the Secured Parties substantially in the form of the Mortgages, and deliver or cause to be delivered to the Secured Parties a loan policy of title insurance with respect to the Appleton Facility, satisfactory to the Agent and showing no exceptions to title except as acceptable to the Agent.

        O. The Borrower shall not permit any Collateral including, without limitation, the proceeds of any Collateral (except Collateral disposed of within the limitations of Section 3D(ii)), to be deposited in any accounts in which the Borrower's Short-Term Lenders or any agent for such Short-Term Lenders has a security interest without the express written consent of the Required Lenders.

4.      FURTHER ASSURANCE.

        The Borrower agrees that at any time and from time to time, upon the written request of any Secured Party, the Borrower will promptly and duly execute and deliver any and all such further instruments and documents as such Secured Party may reasonably request in obtaining the full benefits of this Agreement or any of the other Security Documents, of the rights and

Parties hereby or thereby, including, without limitation, the filing of any financing or continuation statement under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens and security interests granted hereby as any Secured Party may now or hereafter from time to time request. Upon the Borrower's failure to so execute and deliver further instruments and documents, each Secured Party is authorized as agent of the Borrower to sign any such instruments and documents. The Borrower hereby also authorizes each Secured Party to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law.

5.      EVENTS OF DEFAULT; REMEDIES.

        A.      The following shall constitute Events of Default under this
                Agreement:

                (1) if the Borrower shall fail to make, when due, the payment of any amount due under this Agreement within the time period provided for herein, or if no time period is otherwise provided, within 5 days after the same becomes due; or

                (2) if the Borrower shall fail to perform or observe, or cause to be performed or observed, (i) any covenant or condition contained in Section 3D, Section 3G, Section 3J(ii) or Section 3N of this Agreement, and such failure shall continue for a period of five
        (5) days, or (ii) any other covenant or condition contained in this Agreement, and such failure shall continue for a period of twenty (20) days, in either case after the earlier of (a) receipt of notice thereof from any Secured Party or (b) the date an officer of the Borrower learns of such default; or

                (3) if any representation or warranty made by the Borrower in this Agreement, or in any certificate furnished by or on behalf of the Borrower in connection with the consummation of the transactions contemplated hereby, shall be untrue in any material respect as of the date of the issuance or making thereof; or

                (4) if any "Event of Default," as defined in the Nationwide Note Agreement or the SWIB Note Agreement, shall occur; or

                (5) if any indebtedness secured by any Lien encumbering all or any portion of the Collateral and/or Real Property Parcels having priority over the Liens created and granted to the Secured Parties is accelerated or any other action is commenced against or affecting the Collateral and/or the Real Property Parcels to enforce or realize upon such Lien.

        B. Upon the occurrence and continuation of an Event of Default, the Secured Parties shall have, without limitation, any and all rights and remedies for default provided by the UCC, by any other applicable law or by any of the other Loan Documents. With respect to such rights and remedies:

                (1) all payments received by the Borrower under or in connection with the Collateral shall be held by the Borrower in trust for the Secured Parties, shall be segregated from other funds of the Borrower and shall be turned over the Secured



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
        Parties upon request by the Required Lenders, in the same form as received by the Borrower duly endorsed by the Borrower to the Secured Parties, if required); and

                (2) any and all such payments so received by the Secured Parties (whether from the Borrower or otherwise) may, in the sole discretion of the Required Lenders, be held as collateral security for and/or then, or at any time thereafter, be applied in whole or in part by the Secured Parties against all or any part of the Obligations in accordance with the provisions of the Intercreditor Agreement.

6.      OTHER RIGHTS AND REMEDIES.

        Upon the occurrence of any Event of Default and at any time thereafter, the Required Lenders may require the Borrower to assemble the Collateral and make it available to the Secured Parties at a place to be designated in writing by the Required Lenders. If notice to the Borrower of an intended disposition of Collateral is required by law, five (5) days notice shall constitute reasonable notification. In the event the Required Lenders institute an action to recover any Collateral or seek recovery of any Collateral by way of prejudgment remedy in an action against the Borrower, the Borrower waives the posting of any bond which might otherwise be required. All rights and remedies of the Secured Parties under this Agreement shall be cumulative and none are exclusive. Whether or not an Event of Default has occurred, all payments made by or on behalf of the Borrower and all credits due the Borrower under this Agreement and under any other agreement between the Borrower and the Secured Parties may be applied to the Obligations in whatever order and amounts the Required Lenders choose.

        The Borrower hereby appoints each Secured Party, and their respective successors and assigns, the Borrower's true and lawful attorney, irrevocably, with full power (in the name of the Borrower or otherwise) upon the occurrence of an Event of Default and at any time thereafter, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims (if the Required Lenders make a determination that the Borrower is not then pursuing such claims diligently through appropriate proceedings or if an Enforcement Period (as defined in the Intercreditor Agreement) shall have commenced), and other amounts due and to become due at any time under, or arising out of, the Collateral, to endorse any checks or other instruments or orders in connection therewith, and to file any claims or take any action or institute any proceedings which the Required Lenders may deem to be necessary or advisable in the premises.

        If the Borrower fails to act as required by this Agreement, each Secured Party is authorized, in the Borrower's name or otherwise, to take any such action including, without limitation, signing the Borrower's name or paying any amount so required, and the cost shall be one of the Obligations secured hereby and shall be payable by the Borrower upon demand with interest from the date of payment by such Secured Party, at the annual rate of four and one-quarter percent (4.25%) plus the Bank One reference rate as announced from time to time by Bank One.

        No Secured Party shall have any duty to determine the validity of any invoice or compliance with any order of the Borrower. No Secured Party shall have any duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. The Borrower releases the Secured Parties from any liability for any act or omission relating to the

Obligations, the Collateral or this Agreement, except for the Secured Parties' gross negligence or willful misconduct.

        The Borrower shall reimburse the Secured Parties for any reasonable expense incurred by the Secured Parties in protecting or enforcing their rights under this Agreement, including, without limitation, reasonable fees of attorneys, legal assistants or paralegals; all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral; and all expenses and costs (including, without limitation, fees of attorneys, legal assistants and paralegals) in connection with any proceeding instituted pursuant to 11 U.S.C. Section 101 et. seq. After deduction of such expenses, the Secured Parties may apply the proceeds of disposition to the Obligations in such order and amounts as the Required Lenders elect.

7.      OPINION OF COUNSEL.

        On or prior to May 31 of each year, the Borrower shall provide each Secured Party an opinion of counsel (which may be the chief legal officer of the Borrower), stating that, in the opinion of such counsel, all actions have been taken under United States law with respect to the filing of such financing and continuation statements as may be necessary to fully preserve and protect the rights of the Secured Parties under this Agreement and the other Security Documents with respect to all Collateral and stating that, in the opinion of such counsel, based on then existing law and the state of facts existing as of the date of such opinion, no additional actions of the type referred to herein are or will become necessary during the fourteen (14) month period following the date of such opinion or, if any such action shall be required, stating the nature of such action.

8.      MISCELLANEOUS.

        A. Any failure or delay by the Secured Parties to require strict performance by the Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement or in any other agreement, document or instrument, shall not affect the right of the Secured Parties to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior to subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of the Secured Parties or any of their respective agents, officers or employees, but only by an instrument in writing, signed by an officer of each Secured Party constituting the Required Lenders, directed to the Borrower and specifying such waiver.

        B. All notices hereunder shall be in writing, shall be hand delivered, deposited into the United States mail (registered or certified mail), postage prepaid, sent by overnight courier, or sent by telecopy transmission to the telecopy number designated on the signature pages hereto beneath the address of each party to receive such notice, and shall be addressed to the parties at their respective addresses set forth beneath their signatures below, or to such other address as any party designates to the others in the manner herein described.

        C. In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

        D. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

        E. This Agreement may not be amended, changed, waived, discharged or terminated without the written consent of the Required Lenders and the Borrower.

        F. Wherever the context requires, the singular form of any word shall include the plural, and the neuter form of any word shall include the masculine and feminine forms, and vice versa.

        G. THE BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO THE SOLE AND ABSOLUTE ELECTION OF THE SECURED PARTIES, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER, OR RESPECT ARISING OUT OF OR FROM OR RELATED
TO THIS AGREEMENT OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN MILWAUKEE, WISCONSIN. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN MILWAUKEE, WISCONSIN. THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR ORDER PROCEEDING BROUGHT AGAINST THE BORROWER BY THE SECURED PARTIES IN ACCORDANCE WITH THIS SECTION. THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. THE BORROWER FURTHER WAIVES ANY BOND
OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE SECURED PARTIES.

        H. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        I. THIS AGREEMENT SHALL BE INTERPRETED, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WISCONSIN OR SUCH OTHER LAW AS MAY BE REQUIRED UNDER THE UCC.

 [Remainder of page intentionally left blank.  Next page is signature page.]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.



                                        BORROWER:

                                        STOKELY USA, INC.


                                        By: _______________________________

                                        Title: Vice Chairman

                                        Address:  1055 Corporate Center Drive
                                                  Oconomowoc, WI  53066
                                                  Attn: Treasurer
                                                  Facsimile: (414) 569-3761



         [Signature page to SECURITY AGREEMENT of STOKELY USA, INC.]

                                SECURED PARTIES:

                                NATIONWIDE LIFE INSURANCE COMPANY


                                By: ____________________________________

                                Title: _________________________________

                                Address:   One Nationwide Plaza
                                           Columbus, OH  43216
                                           Attn:  Corporate-Fixed
                                                 Income Securities
                                           Facsimile: (614) 249-4553

                                with a copy to:

                                           One Nationwide Plaza-Floor 35
                                           Columbus, OH  43216
                                           Attn:  Roger Craig, Esq.
                                           Facsimile: (614) 249-2418

                                EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU

                                By: ____________________________________

                                Title: _________________________________

                                Address:   One Nationwide Plaza
                                           Columbus, OH  43216
                                           Attn:  Corporate-Fixed
                                                 Income Securities
                                           Facsimile: (614) 249-4553




         [Signature page to SECURITY AGREEMENT of STOKELY USA, INC.]

                                WEST COAST LIFE INSURANCE COMPANY


                                By: ____________________________________

                                Title: _________________________________

                                Address:   One Nationwide Plaza
                                           Columbus, OH  43216
                                           Attn:  Corporate-Fixed
                                                 Income Securities
                                           Facsimile: (614) 249-4553

                                STATE OF WISCONSIN INVESTMENT BOARD

                                By: ____________________________________

                                Title: _________________________________

                                Address:   121 E. Wilson Street
                                           Madison, WI  53702
                                           Attn:  Private Placements
                                           Facsimile: (608) 266-2436

                                with a copy to:

                                           Solheim Billing & Grimmer, S.C.
                                           2 East Gilman Street, Suite 402
                                           Madison, WI  53701-1644
                                           Attn:  Thomas P. Solheim, Esq.
                                           Facsimile: (608) 283-3079


         [Signature page to SECURITY AGREEMENT of STOKELY USA, INC.]

                                   ANNEX 1

                              STOKELY USA, INC.

                             EQUIPMENT LOCATIONS


Hwy 20 West                             Pickett, WI 54964
P.O. Box 99                             414-589-4411
Ackley, IA 50601
515-847-2643                            W8070 Kent Road
                                        Poynette, WI 53955-9713
1820 W. Eighth Street                   608-635-4396
54914
P.O. Box 1457 - 54913
Appleton, WI                            506 E. State Street
414-734-5737/749-3020                   Box 218
                                        Scottville, MI 49454
840 Bakke Street                        616-757-4715
Deforest, WI 53532
608-846-2490                            151 Market Street
                                        Box 65
Avenue A - P.O. Box 400                 Sun Prairie, WI 53590
Grandview, WA 98930                     608-837-5177
D&K Frozen Foods, Inc.
509-882-3322                            1164 Dell Avenue, P.O. Box 818
                                        Walla Walla, WA 99362
1425 Main Street                        D&K Frozen Foods, Inc.
P.O. Box 841                            509-525-7890
Green Bay, WI 54302
414-435-3793                            300 East Third Street
                                        Box 307
102 North First Avenue                  Waunakee, WI 53597
Box 250                                 608-849-4131
Hoopeston, IL 60942                     608-849-8810 (QA)/#8 32
217-283-5141
                                        Hwy 22 North, P.O. Box 8
2001 Water Street                       Wells, MN 56097
Merrill, WI 54452                       507-553-3171
715-536-8308
                                        Highway 80
7740 State Road 44                      Cobb, WI 53526
Box 279

                                  Annex 1-1

                                   ANNEX 2

                            REAL PROPERTY PARCELS























                                  Annex 2-1

                                   ANNEX 3

                      DESCRIPTION OF PENDING LITIGATION
























                                  Annex 3-1

                   ENVIRONMENTAL INDEMNIFICATION AGREEMENT

        THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT ("Agreement") is made as of the 31st day of May, 1995, by STOKELY USA, INC., a Wisconsin corporation (the "Indemnifying Party") to, and for the ratable benefit of, NATIONWIDE LIFE INSURANCE COMPANY ("Nationwide"), EMPLOYERS LIFE INSURANCE COMPANY ("Employers"), WEST COAST LIFE INSURANCE COMPANY ("West Coast") and STATE OF WISCONSIN INVESTMENT BOARD (Nationwide, Employers, West Coast and SWIB are collectively referred to hereinafter as the "Lenders").

                               R E C I T A L S:

        WHEREAS, Nationwide, Employers, West Coast and the Indemnifying Party are parties to a Note Agreement, dated as of January 1, 1990, as amended by an Amendment to Note Agreement dated August 18, 1992, a Second Amendment to Note Agreement dated June 11, 1993, and a Third Amendment to Note Agreement dated May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is referred to hereinafter as the "Nationwide Note Agreement"), pursuant to which the Indemnifying Party has issued its 9.37% Senior Secured Notes due January 15, 2000 (collectively, together with any other notes issued pursuant to the Nationwide Note Agreement, the "Nationwide Notes"); and

        WHEREAS, SWIB and the Indemnifying Party are parties to a Note Agreement, dated as of December 1, 1991, as amended by a First Amendment to Note Agreement dated as of August 18, 1992, a Second Amendment to Note Agreement dated as of June 11, 1993, and a Third Amendment to Note Agreement dated as of May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is referred to hereinafter as the "SWIB Note Agreement"), pursuant to which the Indemnifying Party has issued a certain 9.49% Senior Note due December 15, 2001 (collectively, together with any other notes issued pursuant to the SWIB Note Agreement, the "SWIB Notes"); and

        WHEREAS, the Indemnifying Party has on this date entered into a Security Agreement (as amended, modified or supplemented from time to time, the "Security Agreement") with the Lenders, granting to, and for the ratable benefit of, the Lenders a security interest in certain Collateral (as defined in the Security Agreement) to secure the Nationwide Notes, the SWIB Notes and the other Obligations (as defined in the Security Agreement); and

        WHEREAS, as additional security for the Obligations, the Indemnifying Party has granted to, and for the ratable benefit of, the Lenders certain real estate mortgages/deeds or trust (as amended, modified or supplemented from time to time, the "Mortgages"), encumbering certain real estate legally described on Annex 1 hereto and the improvements and fixtures and other property described in the Mortgages (said real estate, improvements, fixtures and other property, the "Mortgaged Property"), together with certain other documents evidencing and/or securing the Obligations (the Security Agreement, the Mortgages, this Agreement and such other documents being described and defined in the Security Agreement and collectively referred to hereinafter as the "Security Documents"); and

        WHEREAS, as additional security for the Obligations, the Lenders have required that the Indemnifying Party execute and deliver to the Lenders this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnifying Party hereby agrees as follows:

        1.      (a)  The Indemnifying Party represents and warrants that:

                     (i) each of the Indemnifying Party, its affiliates and the Mortgaged Property is in compliance in all material respects with all Environmental Laws (defined below):

                     (ii) except as disclosed on Annex 2 hereto, there are no environmental conditions with respect to the soil, surface waters, groundwater, air or similar environmental media, either on or off the Mortgaged Property, resulting from any activity, inactivity or operations on or off the Mortgaged Property, presently existing or likely to exist during the term of the Obligations which would subject the Indemnifying Party to damages, penalties, injunctive relief or cleanup costs under any Environmental Law or any assertion thereof, or which require or are likely to require cleanup, removal, remedial action or other response by the Indemnifying Party pursuant to any Environmental Law;

                     (iii) except as disclosed on Annex 2 hereto, the
                Indemnifying Party is not a party to any litigation or administrative proceeding, and, so far as is known by the Indemnifying Party, no litigation or administrative proceeding is threatened against it, which asserts or alleges that the Indemnifying Party or any of its subsidiary companies has violated or is violating any Environmental Law relative to the Mortgaged Property or the activity or operations thereon, or that the Indemnifying Party is required to clean up, remove or take remedial or other responsive action pursuant to any Environmental Law;

                     (iv) except as disclosed on Annex 2 hereto, neither the Mortgaged Property nor the Indemnifying Party or any of its affiliates is subject to any judgment, decree, order or citation related to or arising out of any Environmental Law relative to the Mortgaged Property or any activity or operations thereon and neither the Indemnifying Party nor any of its affiliates has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Law relative to the Mortgaged Property;

                     (v) no permits, licenses, approvals, certificates, plans, consent agreements or stipulations are required under any Environmental Law relative to the Mortgaged Property, or the activities and operations of the Indemnifying Party on the Mortgaged Property or the activity or operations thereon, that have not been obtained; and

                     (vi) there are not now, nor to the Indemnifying Party's knowledge after reasonable investigation have there ever been, Hazardous Materials generated, produced, stored, deposited, treated, handled, recycled, spilled, discharged, leaked or disposed of on, under or at the Mortgaged Property (or tanks or other facilities thereon containing such Hazardous Materials) which require, or would require, cleanup, removal or some other remedial action or other response under any Environmental Law.

                (b) As used herein, the following terms shall have the meanings ascribed to them set forth below:

                "Environmental Laws" shall mean all federal, state and local laws, including statutes, regulations, ordinances, codes, rules and other governmental restrictions and requirements, and all permits, licenses, approvals, certificates, plans, consent agreements and stipulations, relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or hazardous or toxic wastes or substances including, but not limited to, the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Safe Drinking Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, the Occupational Safety and Health Act, the Toxic Substance Control Act, the Hazardous Materials Transportation Act, the Federal Insecticide, Fungicide and Rodenticide Act, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency, and regulations of the State of Wisconsin Department of Natural Resources now in effect or, for purposes of Section 1(c) below, as amended, modified, supplimented or created from time to time.

                "Hazardous Materials" shall mean any petroleum, petroleum products, fuel oil, derivatives of or additives to petroleum products or fuel oil, explosives, reactive materials, ignitable materials, corrosive materials, hazardous chemicals, hazardous wastes, hazardous substances, hazardous air pollutants, air pollutants, extremely hazardous substances, toxic substances, toxic chemicals, radioactive materials, medical waste, biomedical waste, any mixture of sewage or other waste material that passes through a sewer system to a treatment facility, any industrial waste-water discharges subject to regulation and any infectious materials, as such foregoing terms may be defined in the Environmental Laws, and any other element, compound, mixture, solution or substance which may pose a present or potential hazard to human health or the environment.

                (c) The Indemnifying Party shall comply in all material respects with all applicable Environmental Laws relative to the Mortgaged Property and shall provide to the Lenders, immediately upon receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree or other document from any source asserting or alleging a circumstance or condition on the Mortgaged Property which requires or may require a financial contribution by the Indemnifying Party or a cleanup, removal, remedial action, or other response by or on the part of the Indemnifying Party under any Environmental Law, or which seeks damages or civil, criminal or punitive penalties from the Indemnifying Party for an alleged violation of any Environmental Law relative to the Mortgaged Property. The Indemnifying Party shall advise the Lenders in writing, as soon as the Indemnifying Party becomes aware of any condition or circumstance on the Mortgaged Property which makes the environmental warranties contained in this Agreement incomplete or inaccurate. The Indemnifying Party shall, at its expense and at the request of the Lenders at any time having a reasonable basis for believing that a condition or circumstance exists which causes the environmental warranties contained in this Agreement to be inaccurate and at any time following an Event of Default hereunder, permit an environmental audit to be conducted by the Lenders or an independent agent selected by the Lenders. This provision shall not relieve the Indemnifying Party from conducting its own environmental audits or taking any other steps necessary to comply with any Environmental Law relative to the Mortgaged Property, it being understood that the Indemnifying Party has and shall retain exclusive management control over the management of Hazardous Materials on or about the Mortgaged Property and responsibility for compliance with Environmental Laws. If, in the reasonable belief of the Lenders based on any report prepared by one or more environmental engineering/consulting firms, there exists any uncorrected violation of any Environmental Law relative to the Mortgaged Property or any condition on the Mortgaged Property which requires a cleanup, removal or other remedial action under any Environmental Law, and such cleanup, removal or other remedial action is not completed within one hundred twenty (120) days from the date of written notice from the Lenders to the Indemnifying Party (or if such cleanup, removal or other remedial action cannot reasonably be completed within said one hundred twenty (120) day period, such longer period of time as may reasonably be necessary for the Indemnifying Party to complete such cleanup, removal or other remedial action, as long as the Indemnifying Party proceeds diligently to complete the same), the same shall, at the option of the Lenders, constitute an Event of Default hereunder.

        2. The Indemnifying Party covenants that, except for claims, losses, damages, response costs or expenses caused by or contributed (to the extent of such contribution) to by the grossly negligent or intentional misconduct of the Lenders, it will at all times, unconditionally, absolutely and irrevocably, indemnify, hold harmless and defend the Lenders and their respective successors and assigns from any and all claims, losses, damages, response costs and expenses arising out of or in any way relating to a breach and/or misrepresentation of any and/or all of the environmental representations, warranties, certifications and/or covenants set forth above and/or in any of the other Security Documents, or in any way relating to a breach or violation, or alleged breach or violation, of any one or more of the Environmental Laws, including, but not limited to: (a) claims of third parties (including governmental agencies) for damages, penalties, response costs, injunctive or other relief; (b) costs of removal, treatment, disposal and restoration, including fees of attorneys and experts, costs of reporting the existence of Hazardous Materials to any governmental agency and costs of preparing and/or causing to be prepared any and all studies, tests, analyses and/or reports in connection with any environmental matter; and (c) any and all expenses or obligations, including attorneys' fees, incurred at, before and after any trial or appeal therefrom, whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by the Indemnifying Party when incurred.

        3. Except for claims, losses, damages, response costs or expenses caused or contributed (to the extent of such contribution) by the grossly negligent or intentional misconduct of the Lenders, the representations, warranties, certifications and/or covenants contained herein and the obligations of the Indemnifying Party to indemnify the Lenders as provided in this Agreement, including, without limitation, indemnification for the expenses, damages, losses, costs, damages and liabilities set forth in Section 2 above, shall survive the repayment of all amounts due under the Security Documents and the release and/or cancellation of any and all of the Security Documents, the foreclosure of any liens on the Mortgaged Property by the Lenders and/or a third party, or the conveyance thereof by deed in lieu of foreclosure, and the relationship between the Indemnifying Party and the Lenders shall not be limited to the amount of any deficiency in any foreclosure sale of the Mortgaged Property.

        4. The Indemnifying Party shall be fully, unconditionally, irrevocably and personally liable for all of its respective obligations hereunder, notwithstanding any exculpatory clauses of any kind contained, or which may be contained, in any of the Security Documents or in any of the underlying documents evidencing or otherwise securing the Obligations. The Indemnifying Party hereby expressly acknowledges and agrees that the Lenders may pursue any and/or all of their rights and remedies existing hereunder, or otherwise existing at law and/or in equity, whether separately or concurrently, and at the option of the Lenders, without seeking to enforce their rights under any and/or all of the other Security Documents.

        5. The Indemnifying Party agrees that at any time and from time to time, upon the written request of any Lender, the Indemnifying Party will promptly and duly execute and deliver any and all such further instruments and documents as such Lender may reasonably request in obtaining the full benefits of this Agreement and of the rights and powers herein granted. Upon the Indemnifying Party's failure to do so execute and deliver such further instruments and documents, each Lender is authorized as agent of the Indemnifying Party to sign any such instrument and document.

        6. In the event that the Lenders shall incur any costs (including, without limitation, attorneys' fees and court costs) to collect and enforce the obligations of the Indemnifying Party hereunder, the Indemnifying Party shall, upon demand by any Lender, immediately reimburse such Lender or Lenders therefor, including, without limitation, for attorneys' fees incurred in any litigation and bankruptcy and administrative proceedings, and appeals therefrom.

        7. This Agreement may not be changed or amended orally but only by an instrument in writing signed by the Lenders and the Indemnifying Party.

        8. Any notices to be delivered hereunder shall be delivered in accordance with the terms of the Security Agreement.

        9. This Agreement including, without limitation, the indemnities contained herein, shall be binding upon the Indemnifying Party and its successors and assigns. This Agreement shall inure to the benefit of and may be enforceable by the Lenders, their affiliates, and their respective successors and assigns.

        10. In the event one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this

Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

        11. This Agreement and all the terms hereof shall be governed by and construed in accordance with the laws of the State of Wisconsin.

        12.  THE INDEMNIFYING PARTY IRREVOCABLY AGREES THAT, SUBJECT TO THE
SOLE AND ABSOLUTE ELECTION OF THE LENDERS, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN MILWAUKEE, WISCONSIN. THE INDEMNIFYING PARTY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY
LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN MILWAUKEE, WISCONSIN. THE INDEMNIFYING PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST THE INDEMNIFYING PARTY BY THE LENDERS IN ACCORDANCE WITH THIS SECTION. THE INDEMNIFYING PARTY
AND THE LENDERS EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. THE INDEMNIFYING PARTY FURTHER WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDERS.


    [Remainder of page intentionally blank.  Next page is signature page.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts, which when combined shall constitute one agreement, to take effect as of the date first above written.

                                        INDEMNIFYING PARTY:

                                        STOKELY USA, INC., a Wisconsin
                                        corporation



                                       By:____________________________________
                                                Name:
                                                Its:


                                          Attest:_____________________________
                                                 Name:
                                                 Its:



          [Signature page to ENVIRONMENTAL INDEMNIFICATION AGREEMENT of STOCKELY USA, INC.]

                                   ANNEX 1

                            REAL PROPERTY PARCELS









                                  Annex 1-1

                                   ANNEX 2


                            ENVIRONMENTAL MATTERS






                                  Annex 2-1

Marked to show changes from draft dated 05/23/95











                              STOKELY USA, INC.

                               ---------------

                       THIRD AMENDMENT TO NOTE AGREEMENT

                               ---------------

                                      Re:


                  Note Agreement Dated as of January 1, 1990


                                      and


                   $25,000,000 Original Principal Amount of
                    9.37% Senior Notes Due January 15, 2000


                              DATED MAY 31, 1995

                              TABLE OF CONTENTS



                                                                    PAGE
SECTION 1.   DEFINED TERMS..........................................  2

SECTION 2.   REPRESENTATIONS AND WARRANTIES.........................  2

SECTION 3.   CONDITIONS PRECEDENT...................................  4

SECTION 4.   AMENDMENTS TO EXISTING NOTE AGREEMENT..................  7

SECTION 5.   CONSENT TO PARTIAL RELEASE............................. 14

SECTION 6.   EFFECT OF AMENDMENT.................................... 15

SECTION 7.   NO LEGEND REQUIRED..................................... 16

SECTION 8.   FEES AND EXPENSES...................................... 16

SECTION 10.  DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.......... 16

SECTION 11.  GOVERNING LAW.......................................... 16

Annex 1     --   Schedule of Holders
Annex 2     --   Schedule of Pending Litigation
Annex 3     --   Schedule of IRB Indebtedness
Exhibit A   --   Form of Closing Opinion of Special Counsel to the Company
Exhibit B   --   Form of Officers' Certificate of the Company
Exhibit C   --   Form of Secretary's Certificate of the Company


                              STOKELY USA, INC.


                      THIRD AMENDMENT TO NOTE AGREEMENT


                                     Re:


                  Note Agreement Dated as of January 1, 1990


                                     and


                   $25,000,000 Original Principal Amount of
                   9.37% Senior Notes Due January 15, 2000


                                                             Dated May 31, 1995

To the Institutional Investors
  listed on Annex 1 hereto which
  are signatories to this Agreement

Ladies and Gentlemen:

        Reference is made to the Note Agreement dated as of January 1, 1990, as amended by an Amendment to Note Agreement dated August 18, 1992 and a Second Amendment to Note Agreement dated June 11, 1993 (said Note Agreement as so amended is herein referred to as the "Existing Note Agreement"), among Stokely USA, Inc., a Wisconsin corporation (the "Company"), and each of the institutions named in Schedule I hereto (the "Holders"), under and pursuant to which Twenty-Five Million Dollars ($25,000,000) aggregate principal amount of 9.37% Senior Notes due January 15, 2000 (the "Notes") were originally issued.

        The Company desires to enter into a proposed transaction in which:

                (i) the Company will enter into a Secured Credit Agreement dated as of May 22, 1995 (the "Credit Agreement") with Harris Trust and Savings Bank ("Harris Bank") and the other lenders referred to therein (Harris Bank and such other lenders, along with their respective successors and assigns, are herein collectively referred to as the "Short-Term Lenders"), and Harris Bank, as agent for the Short-Term Lenders, pursuant to which the Short-Term Lenders will agree to make certain loans and advances to, and issue certain standby letters of credit for the account of, the Company in the aggregate principal amount of up to Sixty-Five Million Dollars ($65,000,000);

                (ii) the obligations of the Company under the Credit Agreement will be secured by a security interest in the Lien upon the Current Asset Collateral (defined below), all as more fully set forth in the Security Agreement dated as of May 22, 1995 (the "Bank Security Agreement"), by and among the Company, the Short-Term Lenders, and Harris Bank, as agent for the Short-Term Lenders;

                (iii) all indebtedness and other obligations of the Company and its Subsidiaries under the Loan and Security Agreement will be paid in full and the lenders party to the

        Loan and Security Agreement having any Lien on or security interest in the collateral securing the Notes (the "Old Lenders") shall consent to or acknowledge the release of all such Liens (the "Old Lenders' Lien Releases") held for the benefit of the Old Lenders; and

                (iv) the Holders and State of Wisconsin Investment Board ("SWIB") will consent to the release by Bank One, as agent for the Holders and SWIB, of the Lien on and security interest in the Current Asset Collateral heretofore granted to Bank One as agent for the Holders and SWIB.

        In exchange for the Holders' consent to the Partial Release (defined below), the Company agrees to amend certain terms and provisions of the Existing Note Agreement to conform certain provisions of the Existing Note Agreement to the terms and provisions of the Credit Agreement.

        In consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and the Holders (subject to satisfaction of the conditions set forth below) hereby agree to the amendments set forth below and the Holders (subject to satisfaction of the conditions set forth below) hereby consent to the Partial Release, in the manner herein provided.

SECTION 1.  DEFINED TERMS.

        All capitalized terms used but not specifically defined in this Amendment have the respective meanings assigned to them in, or pursuant to the provisions of, the Existing Note Agreement as amended by this Amendment (as so amended herein referred to as the "Amended Note Agreement").

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

        The Company warrants and represents to each Holder that as of the date of this Amendement and as of the Effective Date (as defined in Section 3):

        (A) ORGANIZATION AND AUTHORITY; SUBSIDIARIES. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Wisconsin, has full and adequate corporate power to carry on its business as now conducted, is duly licensed or qualified in all jurisdictions wherein the nature of its activities requires such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the business, prospects, profits. Properties or condition (financial or otherwise) of the Company, and has full right and authority to enter into this Amendment and the Security Documents (defined below), and to perform each and all of the matters and things herein and therein provided for. The aggregate amount of assets of the U.S. Subsidiaries does not exceed One Hundred Thousand Dollars ($100,000).

        (B) PENDING LITIGATION. Except as disclosed on Annex 2 hereto, there is no litigation or governmental proceeding pending, or to the knowledge of the company threatened, against the Company or any Subsidiary which, if adversely determined, is likely to have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in this Amendment, the Amended Note Agreement, the Notes or any of the Security Documents.

        (C) NO DEFAULTS. No event has occurred and is continuing and no condition exists which, upon execution and delivery of this Amendment, would constitute a Default or Event of Default. The Company is not in default in the payment of principal or interest on any Indebtedness and is not in default under any instrument or instruments or agreements under and subject to which any Indebtedness has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute a default or an event of default thereunder, except for a possible default with respect to certain Indebtedness in principal amount not exceeding $400,000, which possible default could have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in this Amendment, the Amended Note Agreement, the Notes or any of the Security Documents.

        (D) SECURITY INTERESTS AND DEBT. There are no Liens on any of the Property of the Company and its Subsidiaries except Liens permitted by Section
5.7 of the Amended Note Agreement. The Company and its Subsidiaries have no Funded Debt outstanding other than Funded Debt that would be permitted to be incurred by Section 5.6 of the Amended Note Agreement. Annex 3 to this Amendment correctly lists all outstanding IRB Indebtedness of the Company as of the Effective Date (defined below).

        (E) FULL DISCLOSURE. Each written statement and all written materials furnished by, or on behalf of, the Company to the Holders in connection with this Amendment or pursuant to the provisions of Section 5.14 of the Existing Note Agreement do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. There is no fact known to the Company which the Company has not disclosed to the Holders in writing which materially affects adversely or, so far as the Company can now foresee, shall materially affect adversely the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations set forth in this Amendment, the Amended Note Agreement, the Notes or any of the Security Documents.

        (F) TRANSACTION IS LEGAL AND AUTHORIZED. The execution and delivery by the Company of this Amendment and the Security Documents, the consummation of each of the transactions contemplated by this Amendment and the compliance by the Company with all the provisions of this Amendment, the Amended Note Agreement and each Security Document: (i) are within the corporate powers of the Company; and (ii) are legal and do not conflict with, result in any breach in any of the provisions of, or constitute a default (or require any consent other than the consents heretofore obtained) under, or result in the creation of any Lien upon any Property of the Company or any Subsidiary under the provisions of, the articles of incorporation or by-laws of the Company or any Subsidiary or any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Property may be bound.

        (G) GOVERNMENTAL CONSENT. Neither the nature of the Company or any Subsidiary, or of any of their respective businesses or Properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of this Amendment and the Security Documents (except as provided under Section 3), is such as to require an order, consent, approval, license, authorization or validation of, or filing, recording, registration or qualification with, any Governmental Authority on the part of the Company as a condition to the execution, delivery or performance of this Amendment, the Amended Note Agreement or any Security Document, or the legality, validity, binding effect or enforceability of this Amendment, the Amended Note Agreement or any Security Document.

        (H) OBLIGATIONS ARE ENFORCEABLE. The obligations of the Company set forth in this Amendment, the Amended Note Agreement, the Notes and the Security Documents are valid, binding the enforceable in accordance with their respective terms, except as such enforceability may be; (i) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally and (ii) subject to the availability of equitable remedies.

        (I) COMPLIANCE WITH LAW. The Company and each Subsidiary is in compliance with all laws, ordinances, governmental rules or regulations to which it is subject, including without limitation the Occupational Safety and Health Act of 1970. ERISA and all Environmental Legal Requirements, the violation of which could have a material adverse effect on the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company or any U.S. Subsidiary to perform its respective obligations set forth in this Amendment, the Amended Note Agreement, the Notes or any of the Security Documents.

SECTION 3.  CONDITIONS PRECEDENT.

        The consent to the Partial Release set forth in Section 5 and each of the amendments to the Existing Note Agreement shall have no effect until all of the following conditions precedent shall have been satisfied or waived by each of the Holders (such time of effectiveness is herein referred to as the "Effective Date"):

        (A) OPINION OF COUNSEL. The Holders shall have received from Michael, Best & Friedrich, special counsel to the Company, a favorable opinion satisfactory to the Holders and substantially in the form appended to this Amendment as Exhibit A.

        (B) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations set forth in Section 2 shall be true in all material respects; there shall exist on the Effective Date no Default or Event of Default; and the Holders shall have received an Officers' Certificate of the Company, dated the Effective Date, substantially in the form of Exhibit B to this Amendment, certifying to both such effects and that the conditions specified in this
Section 3 have been fulfilled, and a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit C to this Amendment, with respect to the matters therein set forth.

        (C) CONSENT OF ALL NOTEHOLDERS. The Company and the Holders of one hundred percent (100%) of the outstanding principal amount of the Notes shall have executed this Amendement.

        (D) CREDIT AGREEMENT AND BANK SECURITY AGREEMENT. The Company, the Short-Term Lenders and Harris Bank, as agent for the Short-Term Lenders, shall have executed and delivered to the Holders copies of the Credit Agreement and the Bank Security Agreement, in form and substance satisfactory to the Holders.

        (E) OLD LENDERS' LIEN RELEASE. Each of the Old Lenders shall have executed and delivered to the Holders consents to or acknowledgements of the Old Lenders' Lien Release and Bank One shall have executed and delivered to the Holders the Old Lenders' Lien Release, such consents or acknowledgements and such Release each being in form and substance satisfactory to the Holders.

        (F) ASSIGNMENT BY BANK ONE; UCC STATEMENTS. Bank One, as agent for the benefit of the Holders and SWIB, shall have executed and delivered to the Holders an assignment of the Lien on and security interest in the Property of the Company described in the Security Documents heretofore granted to Bank One, as agent, and a release of the Current Asset Collateral, such assignment and such release each being in form and substance satisfactory to the Holders, together with appropriate forms of UCC financing statements reflecting such assignment and release (the "UCC Amendments"). The Company shall have executed the UCC Amendments and shall have executed and delivered such other UCC financing statements as shall be necessary to perfect the security interest of the Holders and SWIB in certain other Property described in the Security Documents acquired by the Company from one of its Subsidiaries.

        (G) SECURITY DOCUMENTS. The following agreements (herein collectively referred to as the "Security Documents") shall have been duly executed and delivered to the Holders by the parties thereto, in form and substance satisfactory to the Holders and their special counsel:

                (i) a Security Agreement among the Company and the Lenders, pursuant to which the Company will grant the Lenders a Lien on and security interest in certain assets of the Company therein described;

                (ii) an Assignment of Contracts, Warranties and Permits by the Company, pursuant to which the Company will assign to the Lenders all contracts, warranties and permits affecting the Properties (as defined therein);

                (iii) one or more mortgages or deeds of trust (collectively, the "Mortgages") on all interests in real property of the Company (other than the real property described in Section 3N of the Security Agreement) in favor of the Lenders; and

                (iv) an Environmental Indemnification Agreement by the Company, pursuant to which the Company will agree to indemnify the Lenders for losses relating to environmental matters.


        (H) INTERCREDITOR AGREEMENT. SWIB shall have delivered to the Holders a fully executed counterpart of the Intercreditor Agreement, in form and substance satisfactory to the Holders and their special counsel.

        (J) LIEN SEARCHES. The Company shall have delivered to the Holders Lien searches showing that the Property of the Company and its Subsidiaries is subject to no Liens other that Liens permitted under Section 5.7 of the Amended Note Agreement.

        (K) CERTIFICATES OF INSURANCE. The Company shall have delivered to the Holders certificates of insurance evidencing the insurance required by
Section 3G of the Security Agreement, showing the Holders and SWIB as loss payees (as their interests may appear) thereunder.

        (L) EXPENSES. The Company shall have paid all costs and expenses of the Holders relating to this Amendment and the Security Documents in accordance with Section 8.

        (M) PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Amendment and the transactions contemplated hereby shall be satisfactory to the Holders and their special counsel; and the Holders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith.

SECTION 4.  AMENDMENTS TO EXISTING NOTE AGREEMENT.

        (A) SECTION 5.6. Clauses (a)(3) and (a)(4) of Section 5.6 of the Existing Note Agreement are hereby amended and restated in their entirety to read as follows:

                (3) Funded Debt of the Company and its Subsidiaries from time to time outstanding under the Credit Agreement in an aggregate principal amount not exceeding $65,000,000 and renewals, extensions, refundings and replacements thereof, provided that any renewal, extension, refunding or replacement of such Funded Debt in excess of $65,000,000 shall be deemed to constitute the issuance of new Funded Debt subject to the limitations of Section 5.6(a)(4);

                (4) additional Funded Debt of the Company and its Subsidiaries, provided that at the time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof, Consolidated Funded Debt would not exceed 65% of Consolidated Total Capitalization if such time is prior to May 1, 1996, and if such time is in any fiscal quarter of the Company thereafter, a percentage of Consolidated Total Capitalization determined by substracting from 65%, .5% for each fiscal quarter ending after April 30, 1996 (so that the applicable percentage would be 64.5% for the fiscal quarter ending June 30, 1996, 64% for the fiscal quarter ending September 30, 1996, and so on), except that such percentage shall not be decreased to less than 60% of Consolidated Total Capitalization;

        (B) SECTION 5.6. Section 5.6 of the Existing Note Agreement is hereby amended by adding a new clause (d) which shall read as follows:

                (d) The Company will not permit the sum of (i) the aggregate amount of Indebtedness secured by Liens described in Section 5.7(j) outstanding at any time, plus (ii) the aggregate amount of unsecured Indebtedness of Subsidiaries outstanding at such time, to exceed 15% of Consolidated Tangible Net Worth at such time.

        (C) SECTION 5.7. Clause (h) of Section 5.7 of the Existing Note Agreement is hereby amended and restated in its entirety so that the same shall read as follows:

                (h) Liens (i) on the Current Asset Collateral securing the Indebtedness referred to in Section 5.6(a)(3) and (ii) on all Property of the Company and its Subsidiaries other than the Current Asset Collateral securing the Notes and other Indebtedness as described in the Security Agreement;

        (D) SECTION 5.8. Section 5.8 of the Existing Note Agreement is hereby amended and restated in its entirety so that the same shall read as follows:

                5.8. Maintenance of Consolidated Tangible Net Worth. The Company will at all times maintain Consolidated Tangible Net Worth of no less than $45,000,000, which amount shall be increased on the first day of each fiscal quarter of the Company, beginning July 1, 1995, by an amount equal to 50% of Consolidated Net Income (but not less than zero) for the immediately preceding fiscal quarter than most recently ended.

        (E)     SECTION 5.10.   Section 5.10 of the Existing Note Agreement is
hereby amended by

                (1) amending and restating clause (c) in its entirety so that the same shall read as follows:

                        (c) subject to the last paragraph of this Section 5.10, in addition to transactions permitted by subsections (a) or (b), the Company may sell, lease, transfer or otherwise dispose of assets (a "Transfer") if such Transfer does not involve a Substantial Portion of the assets of the Company and its Subsidiaries;

        and     (2)     amending and restating clause (f) in its entirety so
        that the same shall read as follows:

                        (f) subject to the last paragraph of this Section 5.10, in addition to the transactions permitted by subsections (a), (b), (c), (d) or (e), the Company may sell, lease or otherwise dispose of assets within the limitations of
                Section 3D of the Security Agreement.

        (F) SECTION 5.11. Clause (c) of Section 5.11 of the Existing Note Agreement is hereby amended by deleting the reference to "Section 5.6" therein and replacing it with "Section 5.6(a)(3)."

        (G) SECTION 5.15. Section 5 of the Existing Note Agreement is hereby amended to add a new Section 5.15 which shall read as follows:

                5.15 Subsidiaries. The Company will not permit the aggregate amount of assets of all U.S. Subsidiaries to exceed $200,000 at any time.

        (H)     SECTION 5.16.   Section 5 of the Existing Note Agreement is
hereby amended to add a new Section 5.16 which shall read as follows:

        5.16. Transactions with Subsidiaries. The Company will not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of any Property, or the rendering of any service, with any Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms not materially less favorable to the Company than would be obtained in comparable arm's-length transaction with a Person not a Subsidiary.

        (I) SECTION 6.1. Section 6.1 of the Existing Note Agreement is hereby amended by

                (1) amending and restating clause (d) so that the same shall read as follows:

                (d) (i) Default shall occur in the performance or observance of any covenant or agreement contained in (x) any indenture, agreement or other instrument under which any Indebtedness of the Company in excess of $3,000,000 in the aggregate is outstanding (other than IRB Indebtedness) or (y) any agreement or other instrument under which any IRB Indebtedness is outstanding and any such default shall result in acceleration of the maturity of any Indebtedness evidenced thereby or outstanding or secured thereunder, or (ii) any event of default shall occur under the Credit Agreement, any of the Other Agreements, or any Security Document; or

and     (2)     amending and restating clause (e) so that the same shall read as follows:

                (e) Default shall occur in the observance or performance of any covenant or agreement contained in Section 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11, 5.15 or 5.16 hereof; or Default shall occur in the performance or observance of any other covenant or agreement contained in this Agreement which is not remedied within thirty days after the earlier of: (1) the date on which such Default shall first become known to a Responsible Financial Officer of the Company, or (2) written notice thereof to the Company by the holder of any Note, which notice shall specify the Default to be remedied and state that it is a notice hereunder; or

        (J) SECTION 8.1. Section 8.1 of the Existing Note Agreement is hereby amended by amending the definitions of "Consolidated Tangible Net Worth," "Funded Debt," "Intercreditor Agreement," "Lenders," "Other Agreements" and "Security Agreement" in their entirety to read as follows:

                "Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, Consolidated Net Worth as of such date minus the amount of all Intangible Assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

                "Funded Debt" with respect to any Person shall mean all indebtedness for borrowed money of such Person maturing by its terms more than one year after, or which is renewable or extendible at the option of such Person for a period ending one year or more after, the date of determination, and shall include indebtedness for borrowed money of such maturity created, assumed or guaranteed by such Person either directly or indirectly, including obligations of such maturity secured by liens upon Property of such

        Person and upon which such entity customarily pays the interest, all current maturities of all such indebtedness of such maturity and all rental payments under Capitalized Leases of such maturity, and including, in the case of the Company, the lesser of the amount outstanding under the Credit Agreement as of the date of determination or the amount that is not required to be prepaid at such time pursuant to Section 7.25 of the Credit Agreement.

                "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of May 31, 1995, by and among the Lenders, as from time to time amended, modified or supplemented.

                "Lenders" shall mean the holders of the Notes and the holders of the Company's 9.49% Senior Notes due December 15, 2001.

                "Other Agreements" shall mean any and all agreements, instruments and documents (other than the Security Documents), heretofore, now or hereafter executed by the Company and delivered to the holders of the Notes, or to any agent appointed to act on behalf of the holders of the Notes, in respect to the transactions contemplated by this Agreement.

                "Security Agreement" shall mean the Security Agreement dated as of May 31, 1995, by and among the Company and the Lenders, as from time to time amended, modified or supplemented, including, without limitation, any amendment or supplement pursuant to which an agent or trustee is appointed to act on behalf of the Notes and any other Indebtedness secured by the Security Agreement.

        (K) NEW DEFINITIONS. Section 8.1 of the Existing Note Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

                "Assignment of Contracts, Warranties and Permits" shall mean the Assignment of Contracts, Warranties and Permits dated as of May 31, 1995, entered into by the Company for the benefit of the Lenders, as from time to time amended, modified or supplemented.

                "Consolidated Net Worth" shall mean, as of the date of any determination thereof, Total Assets as of such date minus Total Liabilities as of such date, determined on a consolidated basis in accordance with GAAP.

                "Credit Agreement" shall mean the Secured Credit Agreement dated as of May 22, 1995 (the "Credit Agreement") entered into by and among the Company, Harris Trust and Savings Bank ("Harris Bank") and the other lenders referred to therein (collectively, along with their respective successors and assigns, the "Short-Term Lenders"), and Harris Bank, as agent for the Short-Term Lenders.

                "Current Asset Collateral" is defined in Section 5 of the Third Amendment.

                "Disposition Value" shall mean, as of the date of any determination thereof, with respect to any assets,

                (a) in the case of any asset that does not constitute Subsidiary Stock, the book value, thereof, valued at the time of such disposition in good faith by the Company, and

                (b) in the case of any asset that constitutes Subsidiary Stock, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

        "Intangible Assets" shall mean license agreements, trademarks, trade names, patents, capitalized research and development, proprietary products (the results of past research and development treated as long-term assets and excluded from inventory), goodwill and all other Property which would be considered to be intangible under GAAP.

        "Partial Release" is defined in Section 5 of the Third Amendment.

        "Subsidiary Stock" shall mean, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

        "Substantial Portion" shall mean, with respect to any Transfer of assets, any portion of assets of the Company and its Subsidiaries, if

                (a) the Disposition Value of such assets, when added to the Disposition Value of all other assets of the Company and its Subsidiaries that were subject to a Transfer (other than pursuant to clause (a) or clause (b) of Section 5.10) during the period beginning on the first day of such fiscal year and ending on and including the date of the Transfer of such assets, exceeds an amount equal to 10% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company, or

                (b) the Disposition Value of such assets, when added to the Disposition Value of all other assets of the Company and its Subsidiaries that were subject to a Transfer (other than pursuant to clause (a) or clause (b) of Section 5.10) during the period beginning on the Closing Date and ending on and including the date of the Transfer of such assets, exceeds an amount equal to 25% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company.

        "Third Amendment" shall mean the Third Amendment to Note Agreement dated May 31, 1995, by and among the Company and the holders of the Notes.

                "Total Assets" shall mean, as of the date of any determination thereof, the aggregate amount of assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

                "Total Liabilities" shall mean, as of the date of any determination thereof, the aggregate amount of liabilities of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

                "Transfer" is defined in Section 5.10.

                "U.S. Subsidiaries" shall mean, all Subsidiaries organized and existing under the laws of the United States or any state thereof.

SECTION 5. CONSENT TO PARTIAL RELEASE

        Subject to satisfaction of the conditions set forth in Section 3, the Holders hereby consent to the release of the Lien on and security interest in the following described property and interest in such property (collectively, the "Current Asset Collateral") heretofore granted to Bank One as agent for the Holders (the "Partial Release"):

                (a) Receivables. Receivables of the Company and its Subsidiaries, whether now existing or hereafter arising, and however evidenced or acquired, or in which the Company or any Subsidiary now has or hereafter acquires any rights (the term "Receivables" means and includes accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, general intangibles, any right of the Company or any such Subsidiary to payment for goods sold or leased or for services rendered, whether arising out of the sale of Inventory (as hereinafter defined) or otherwise and whether or not earned by performance, and all other forms of obligations owing to the Company or any such Subsidiary, and all rights of the Company or any such Subsidiary to any merchandise (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing); provided that the term "Receivables" shall not include the "Collateral" (as defined in the Assignment of Contracts, Warranties and Permits as in effect on the date hereof):

                (b) Inventory. Inventory of the Company and its Subsidiaries, whether now owned or hereafter acquired, and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all goods which are held for sale or lease or are to be furnished under contracts of service, or which are raw materials, work-in-process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods and any constituents or ingredients thereof, and returned or repossessed goods, and all of the Company's or such Subsidiary's right, title and interest in and to all trademarks, trademark registrations, trademark licenses, trade names, trade styles, patents, patent applications, patent licenses and similar properties, rights, interests and privileges used or usable in connections with, or in any way related to or being a part of, any of the foregoing), and without limiting the foregoing, all of the Company's inventory of fresh vegetables and canned and frozen vegetables produced or acquired in the ordinary course of business:

                (c) Deposits and Property in Possession. All deposit accounts and investment accounts (whether general, specific or otherwise) of the Company and its Subsidiaries and all sums now or hereafter in possession of any of the Short-Term Lenders or Harris Bank, as agent for the Short-Term Lenders, or any agent or affiliate of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise), other than proceeds of the disposition of Property of the Company securing the Notes;

                (d) Records and Cabinets. Supporting evidence and documents relating to any of the above described property, including without limitation, computer programs, discs, tapes and related electronic data processing media, and all rights of the Company and its Subsidiaries to retrieve the same from third parties, written applications, credit information, account information, account cards, payment records, correspondence, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising; and

                (e) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising.

        Bank One shall be entitled to rely upon the consent set forth herein and is hereby authorized to execute all such documents, instruments and financing statements as are reasonably requested by the Lenders in order to effect the partial Release consented to herein.

SECTION 6. EFFECT OF AMENDMENT

        If the foregoing is acceptable to you, please note your acceptance in the space provided below. Upon the execution and delivery by the Company and the Holders of one hundred percent (100%) in aggregate principal amount of the outstanding Notes and the satisfaction of the conditions set forth in Section 3, the Existing Note Agreement shall be deemed to be amended as set forth above and the Partial Release shall be deemed to be effective. This Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes. Except as amended herein, the terms and provisions of the Existing Note Agreement are hereby ratified, confirmed and approved in all respects.

SECTION 7. NO LEGEND REQUIRED.

        Any and all notices, requests, certificates and other instruments including, without limitation, the Notes, may refer to the Note Agreement or the Note Agreement dated as of January 1, 1990 without making specific reference to this Third Amendment to Note Agreement, but nevertheless all such references shall be deemed to include this Third Amendment to Note Agreement unless the context shall otherwise require.

SECTION 8. FEES AND EXPENSES.

        On the Effective Date, the Company shall pay all costs and expenses of the Holders relating to this Amendment and the Security Documents, including, but not limited to, the statement for reasonable fees and disbursements of the Holders' special counsel presented to the Company on or prior to the Effective Date. The Company will also pay, upon receipt of any statement thereof, (i) each additional statement for reasonable fees and disbursements of the Holders' special counsel rendered after the Effective Date in connection with this Amendment, the Amended Note Agreement or the Security Documents, and (i) all fees and expenses of any trustee which may be appointed pursuant to the Intercreditor Agreement to act as agent for the Lenders for the purpose of administration of collateral under the Security Documents. The obligations of the Company under this Section 8 shall survive the termination of this Amendment.

SECTION 9. SURVIVAL.

        All warranties, representations, certifications and covenants made by the Company in this Amendment or in any certificate or other instrument delivered by it or on its behalf under this Amendment shall be considered to have been relied upon by the Holders and shall survive the execution of this Amendment, regardless of any investigation made by or on behalf of any Holder. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Amendment.

SECTION 10. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

        Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Amendment, and each set of counterparts which, collectively, show execution by each such party to this Amendment shall constitute one duplicate original.

SECTION 11. GOVERNING LAW.

        This Amendment shall be governed by, and construed in accordance with, internal Wisconsin law.

    [Remainder of Page Intentionally Blank. Next Page is signature page.]

        IN WITNESS WHEREOF, the Company and the Holders have executed this Amendment as of the date first above written.

                                STOKELY USA, INC.

                                By: ______________________________
                                    Name:
                                    Title:


                                NATIONWIDE LIFE INSURANCE COMPANY

                                By: ______________________________
                                    Name:
                                    Title:


                                EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU

                                By: ______________________________
                                    Name:
                                    Title:


                                WEST COAST LIFE INSURANCE COMPANY

                                By: ______________________________
                                    Name:
                                    Title:




  [Signature page to THIRD AMENDMENT TO NOTE AGREEMENT of STOKELY USA, INC.]

                                   ANNEX 1
                             (TO THIRD AMENDMENT)


[CAPTION]

                                                                PRINCIPAL AMOUNT
NOTEHOLDER                                                           OF NOTES
- ----------                                                      ----------------
Nationwide Life Insurance Company
[$17,182,733.83]
Columbus, Ohio 43216

Employers Life Insurance Company of Wausau
[$2,514,546.42]
Columbus, Ohio 43216

West Coast Life Insurance Company
[$1,257,273.21]
Columbus, Ohio 43216




















                                  Annex 1-1

                                   ANNEX 2
                             (TO THIRD AMENDMENT)




DESCRIPTION OF IRB INDEBTEDNESS

        IRB Indebtedness of the Company and its Subsidiaries outstanding on the date hereof is as follows:


[CAPTION]

          ISSUE                             COUPON/    DATED      PRINCIPAL    MATURES       BALANCE DUE     OUTSTANDING
                                            RATE                                                               BALANCE


DeForest (Town of Windsor)   First Trust     6.000     01-Mar-85   1,500,000    01-Mar-95              0              0
1989 Poynette IRB            NationsBK       7.750     01-Dec-89   1,600,000    01-Dec-2004    1,600,000      1,600,000
City of Jefferson IRB        NationsBK       8.500     15-Dec-85   6,500,000    15-Dec-95        700,000        700,000
County of Paulding IRB       Society         7.375     01-Jun-89   1,400,000    6/1/99-7/5/94          0              0
Port of Walla Walla IRB      NationsBK       8.250     01-Sep-90   4,000,000    01-Sep-2002    2,500,000      4,000,000
                                             8.500                              01-Sep-2005    1,500,000
Scottville IRB (MI Job)      First Trust     3.960     16-Oct-84   1,800,000    01-Oct-94              0              0
Pickett IRB (Town of Utica)  NationsBK       7.750     01-Jun-90   3,000,000    01-Jun-2005    3,000,000      3,000,000
Appleton IRB                 First Trust     3.960     01-Dec-85   1,000,000    01-Jun-95         50,000        350,000
                                                                                01-Jan-96        300,000
1988 Poynette Kraut IRB      Norwest         8.000     01-Aug-88   6,000,000    01-Aug-98      1,065,000      4,645,000
                                             8.500                              01-Aug-2001    3,580,000
Green Bay IRB                NationsBK       8.000     01-Dec-88   3,000,000    01-Dec-98      3,000,000      3,000,000
Waunakee IRB                 NationsBK       8.000     01-Dec-88   4,000,000    01-Jul-2001    1,000,000      4,000,000
                                                                                01-Jul-2002    1,000,000
                                                                                01-Jul-2003    1,000,000
                                                                                01-Jul-2004    1,000,000




                                   Annex 2-1

Ackley IA IRB          Norwest            7.750          01-Jul-89          3,000,000         01-Jul-2002     1,000,000    3,000,000
                                                                                              01-Jul-2004     1,000,000
                                                                                              01-Jul-2005     1,000,000

City of Wells          First Trust        4.050          01-Dec-91          3,000,000         01-Dec-95         150,000    2,550,000
                                                                                              01-Dec-96         150,000
                                                                                              01-Dec-97         150,000
                                                                                              01-Dec-98         150,000
                                                                                              01-Dec-99         150,000
                                                                                              01-Dec-2000       150,000
                                                                                              01-Dec-2001       150,000
                                                                                              01-Dec-2002       150,000
                                                                                              01-Dec-2003       150,000
                                                                                              01-Dec-2004       150,000
                                                                                              01-Dec-2005       150,000
                                                                                              01-Dec-2006       150,000
                                                                                              01-Dec-2007       150,000
                                                                                              01-Dec-2008       150,000
                                                                                              01-Dec-2009       150,000
                                                                                              01-Dec-2010       150,000
                                                                                              01-Dec-2011       150,000








                                   Annex 2-2

                                   ANNEX 3
                             (TO THIRD AMENDMENT)








DESCRIPTION OF PENDING LITIGATION

























                                  Annex 3-1

        DELETIONS

DEBT

ORIGINAL OUTSTANDING

CREDITOR SECURITY DEBT 5-15-90



































                                 Exhibit C-6

Marked to show changes for draft dated 05/09/95

                                                                05/23/95

                                                                DRAFT

               ASSIGNMENT OF CONTRACTS, WARRANTIES AND PERMITS

        THIS ASSIGNMENT OF CONTRACTS, WARRANTIES AND PERMITS (this "Assignment"), made as of May 31, 1995, by STOKELY USA, INC., a Wisconsin corporation (the "Assignor").

                             W I T N E S S E T H

        WHEREAS, Nationwide Life Insurance Company, Employers Life Insurance Company of Wausau and West Coast Life Insurance Company (collectively being hereinafter called the "Insurance Companies") and the Assignor are parties to a Note Agreement, dated as of January 1, 1990, as amended by an Amendment to Note Agreement dated August 18, 1992, a Second Amendment to Note Agreement dated June 11, 1993, and a Third Amendment to Note Agreement dated May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is hereinafter referred to as the "Nationwide Note Agreement"), pursuant to which the Assignor has issued its 9.37% Senior Secured Notes due January 15, 2000 (collectively, together with any other notes issued pursuant to the Nationwide Note Agreement, the "Nationwide Notes"); and

        WHEREAS, State of Wisconsin Investment Board ("SWIB") and the Assignor are parties to a Note Agreement, dated as of December 1, 1991, as amended by a First Amendment to Note Agreement dated as of August 18, 1992, a Second Amendment to Note Agreement dated as of June 11, 1993, and a Third Amendment to Note Agreement dated as of May 31, 1995 (said Note Agreement, as so amended, and as further amended, modified or supplemented from time to time, is hereinafter referred to as the "SWIB Note Agreement"), pursuant to which the Assignor has issued a certain 9.49% Senior Note due December 15, 2001 (collectively, together with any other notes issued pursuant to the SWIB Note Agreement, the "SWIB Notes"); and

        WHEREAS, the Insurance Companies and SWIB (collectively being hereinafter called the "Assignees") have entered into an Intercreditor and Collateral Agency Agreement, dated as of even date herewith (the "Intercreditor Agreement"); and

        WHEREAS, in order to secure the prompt and complete payment, observance and performance of the Nationwide Notes, the SWIB Notes, and all of the other Obligations (as hereinafter defined), the Assignor has given to, and for the ratable benefit of, the Assignees, certain Mortgages/Deeds of Trust, each dated as of even date herewith (the "Mortgages"), encumbering certain land described on Annex 1 attached hereto (such land, together with the buildings and other improvements located or to be located thereon, collectively being hereinafter called the "Properties"); and

        WHEREAS, in order further to secure the prompt and complete payment, observance and performance of the Obligations, the Assignees have required that the Assignor execute and deliver this Assignment.

        NOW, THEREFORE, FOR VALUE RECEIVED, the Assignor hereby absolutely and unconditionally, grants, transfers and assigns, to the extent transferable, to, and for the ratable benefit of, the Assignees, their successors and assigns:

        (A)     all issues and profits from the Properties; and

        (B)     all other right, title and interest of the Assignor in and to:

                (i) any and all agreements and contracts, now in existence or hereafter executed, for the operation, construction, management, selling, leasing (to the extent not assigned under the Mortgages from the Assignor to the Assignees) and maintenance of the Properties; and

                (ii) any leases of, or maintenance or service agreements or contracts, now in existence or hereafter executed, with respect to furniture, furnishings or equipment now owned or hereafter acquired and located on and used in the operation, management, sale or maintenance of the Properties or the operation or management of the Assignor's business; and

                (iii) all permits, licenses, governmental approvals and authorizations, now owned or hereafter acquired, relating to the operation or management of the Assignor's business, the construction of any improvements on the Properties, or the operation thereof (collectively, the "Permits"); and

                (iv) any extensions, renewals or modifications of collateral described in clauses (i), (ii) and (iii) above, and any guarantees, now or hereafter owed the Assignor, relating to the obligations described in clause (i) or clause (ii) above; and

                (v) all warranties and guaranties now or hereafter received by, or in favor of, the Assignor regarding materials, equipment and other items of personal property supplied to, and services performed in respect of, the Properties, or any portion thereof, or any improvements thereto, or any portion thereof; and

                (vi) all proceeds of any of the foregoing or substitutes therefor.

        Each and all of said agreements described in clauses (i), (ii), (iv) and (v), together with the Permits, are hereinafter referred to singularly as the "Contracts," the payments, if any, due the Assignor thereunder are collectively hereinafter referred to as the "Proceeds" and the Contracts, the Proceeds and the Permits are collectively hereinafter referred to as the "Collateral." Notwithstanding the foregoing, the term "Contracts" shall not include any agreement or contract the assignment or transfer of which, for collateral purposes, would result in a default or require, or cause a forfeiture, or permit a revocation, of rights under such contract or agreement. All capitalized terms not otherwise defined herein (including, but not limited to, the terms "Loan Documents" and "Obligations") have the meanings assigned to such terms in the

Security Agreement, dated as of even date herewith, by and among the Assignor and the Assignees (the "Security Agreement").

        FOR THE PURPOSES OF SECURING: payment, performance and discharge of the Obligations.

        THE ASSIGNOR AGREES WITH RESPECT TO EACH CONTRACT THAT:

        1.      (a)     The Assignor will give prompt written notice to
        the Assignees of any notice received by the Assignor of a default by the Assignor under any Contract, together with a complete copy of any such notice; and

                (b) The Assignor will, to the fullest extent commercially reasonable to do so:

                        (i) perform or observe each and every material covenant and condition of the Assignor to be performed or observed under each Contract;

                        (ii) at the cost and expense of the Assignor, enforce, short of termination of any Contract, the performance or observance of each and every material covenant and condition of each Contract to be performed or observed by the other parties thereto, to the fullest extent commercially reasonable to do so;

                        (iii) not modify or in any way alter the terms of any Contract, except to the extent permitted by the terms of the Mortgages;

                        (iv) not terminate the term of any Contract or accept a surrender thereof if such termination or surrender, together with the termination or surrender of all other Contracts terminated or surrendered at such time or contemplated by the Assignor to be terminated or surrendered in the future, could materially and adversely affect the Properties, business or financial condition of the Assignor; and

                        (v) not waive or release the other parties thereto from any material obligations or conditions by them to be performed under any Contract, if such waiver or release, together with all other waivers and releases of any parties under all other Contracts at such time or contemplated by the Assignor to be waived or released in the future, could materially and adversely affect the Properties, business or financial condition of the Assignor.

        2. The rights assigned hereunder include all of the Assignor's right and power to modify or terminate the Contracts or to accept a surrender or termination thereof, or to waive or release the other parties from the performance or observance by them of any obligation or condition thereof; provided, however, that the Assignees may not, and the Assignor may, to the extent permitted by the terms of the Mortgages, exercise any such rights and powers described in this Assignment so long as no Event of Default (as hereinafter defined) shall have occurred and be continuing.

        3. The Assignor, at its sole cost and expense, will appear in and prosecute its claims and defend its rights in any action growing out of or in any manner connected with the Contracts or the obligations or liabilities of the Assignor, other parties or any guarantor thereunder, and any Assignee, if made a party to any such action, may employ counsel and incur and pay reasonable costs and expenses including, without limitation, reasonable attorneys' fees, and all such sums, with interest at the annual rate of four and one-quarter percent (4.25%) plus the Bank One reference rate as announced from time to time by Bank One, shall be due from the Assignor upon demand and secured hereby and by the Mortgages.

        4. If the Assignor shall fail to make any payment required to be made, or to perform or observe any covenant or condition required to be performed or observed, under any Contract as herein provided, then the Assignees, but without obligation so to do and without notice to or demand on the Assignor and without releasing the Assignor from any obligation herein, may make, perform or observe the same, including specifically, without limiting their general powers, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Assignees, and performing or observing any covenant or condition in such Contract contained, and in exercising any such powers, paying reasonable costs and expenses, employing counsel and incurring and paying reasonable attorneys' fees and expenses; and the Assignor will pay immediately upon demand all sums expended by the Assignees under the authority hereof, together with interest thereon at the annual rate of four and one-quarter percent (4.25%) plus the Bank One reference rate as announced from time to time by Bank One, and the same shall be added to said Obligations and shall be secured hereby and by the Mortgages. Notwithstanding anything contained herein to the contrary, if the Assignees elect to exercise the rights granted hereunder, the Assignees shall endeavor to notify the Assignor of the election to exercise such rights prior to the exercise thereof; provided, however, the failure by the Assignees to so notify the Assignor, or the Assignor's failure to receive such notice, shall not affect the Assignees' rights under this Section 4.

        5. Upon the occurrence of any Event of Default, the Assignees, at their option, without notice and without regard to the adequacy of the security for the Obligations, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, may:

                (a) notify parties to the Contracts that such Contracts have been assigned to the Assignees and that performance thereunder shall be made on behalf of the Assignees;

                (b) enter upon, take possession of, and operate the Properties;

                (c) make, enforce, modify, terminate and accept any surrender of any Contract;

                (d) perform any acts which the Assignees deem proper to protect the security hereof until all Obligations are paid in full; and

                (e) either with or without taking possession of the Properties, in the name of the Assignees, sue for or otherwise collect and receive all Proceeds, and apply the same, less reasonable costs and expenses of operation and collection including, without limitation, reasonable attorneys' fees and expenses, to pay the Obligations in such order as the Assignees may determine.

The entering upon and taking possession of the Properties, the collection of such proceeds and the application thereof as aforesaid shall not cure or waive any Event of Default under (and as defined in) any of the Loan Documents or waive, modify or affect any notice of an Event of Default under (and as defined in) any of the Loan Documents or invalidate any act performed pursuant to such notice.

        6. The Assignees and the purchaser at any foreclosure sale shall have the right, but not the obligation, to preserve any Contract and the rights of the Assignor thereunder.

        7.      The Assignor warrants that as of the date hereof:

                (a) each Contract (excluding the Permits) is a bona fide, valid and legally enforceable obligation of the Assignor, and all consents, licenses, approvals or authorizations of, or declarations with any governmental authority required to be obtained, effected or given in connection with the execution, delivery and performance of any Contract by the Assignor have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Contract to any materially adverse limitation, either specific or general in nature;

                (b)     the Permits are in full force and effect;

                (c) the Assignor has not executed any prior assignment of any of its rights under the Collateral;

                (d) the Assignor has not done anything which might prevent the Assignees from, or limit the Assignees in, operating under any of the provisions hereof; and

                (e) no defaults have occurred and are continuing under the Contracts which, in the aggregate, could reasonably be expected to have a material adverse effect upon the business, prospects, profits, Properties or condition (financial or otherwise) of the Company.

        8. The occurrence of any of the following shall be and constitute an "Event of Default" hereunder:

                (a) the Assignor shall fail to make, when due, the payment of any amount due under this Assignment; or

                (b) the Assignor shall fail to perform or observe, or cause to be performed or observed, (i) any covenant or condition contained in
        Section 1, Section 2, Section 3 or Section 9(c) of this Agreement, and such failure shall continue for a period of five (5) days, or (ii) any other covenant or condition contained in this Agreement, and such failure shall continue for a period of twenty (20) days, in either case after the earlier of (a) receipt of notice thereof from any Assignee or
        (b) the date an officer of the Assignor learns of such default; or

                (c) the occurrence of an "Event of Default" as defined in the Security Agreement; or

                (d) any representation or warranty made by the Assignor in this Assignment, or in any certificate furnished by or on behalf of the Assignor in connection with the consummation of the transactions contemplated hereby, shall be untrue in any material respect as of the date of the issuance or making thereof.

        9. The Assignor covenants and agrees with the Assignees that from and after the date of this Assignment and until the termination of this Assignment pursuant to Section 11:

                (a) At any time and from time to time, upon written request of the Assignees, and at the sole expense of the Assignor, the Assignor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignees may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

                (b) The Assignor shall keep and maintain, at its own cost and expense, satisfactory and complete records of all payments made and received under the Contracts. For the Assignees' further security, the Assignor agrees that the Assignees shall have a special property interest in all of the Assignor's books and records pertaining to the contract accounts and the Assignor shall make available any books and records to the Assignees or to their representatives, at any reasonable time on reasonable notice; provided that after the occurrence of an Event of Default hereunder, no such notice shall be required.

                (c) In any suit, proceeding or action brought by the Assignees under any Contract to enforce any provisions of such Contract, the Assignor will save, indemnify and keep the Assignees harmless from and against all reasonable expenses, losses or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, except in respect of any such matter arising out of the Assignees' bad faith, gross negligence or wilful misconduct (provided that such bad faith, gross negligence or wilful misconduct is determined to have occurred by a final and nonappealable decision of a court of competent jurisdiction) arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Assignor, and all such obligations of the Assignor shall be and remain enforceable against, and only against, the Assignor, and shall not be enforceable against the Assignees.

                (d) The Assignor shall, except to the extent otherwise permitted under the terms of the Mortgages and except with respect to claims that do not give rise to a statutory lien on the Properties and for which the Assignor is disputing in a commercially reasonable manner, pay promptly when due all claims of any kind under the Contracts (including claims for labor, materials and supplies).

                (e) The Assignor shall comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the operation of the Assignor's business.

        10. If an Event of Default shall have occurred and be continuing, the Assignees or their representatives may communicate at any time and from time to time with parties to the Contracts in order to verify, to the Assignees' satisfaction, the existence and terms of the Contracts.

        11. Upon the payment in full of all Obligations, as evidenced by the recording of an instrument of reconveyance, satisfaction, release or assignment of the Mortgages without the recording of another mortgage in favor of, or for the benefit of, the Assignees encumbering the Properties, this Assignment shall be released and terminated.

        12. The Assignor hereby irrevocably constitutes and appoints each Assignee, and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Assignor and in the name of the Assignor or in such Assignee's own name, from time to time, after an Event of Default, at the discretion of the Assignees, for the purpose of carrying out the terms of this Assignment, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Assignment. The Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

        13. Any notices to be delivered hereunder shall be delivered in accordance with the terms of the Security Agreement.

        14. The Assignees shall not by any act, delay, omission, or otherwise, be deemed to have waived any of their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Required
Lenders, and then only to the extent therein set forth. A waiver by the Assignees of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Assignees would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising, on the part of the Assignees, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently at law.

        15. This Assignment and all obligations of the Assignor hereunder shall be binding upon the successors and assigns of the Assignor, and shall, together with the rights and remedies of the Assignees hereunder, inure to the benefit of the Assignees and their successors and assigns. This Assignment shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Wisconsin.

        16. Any provision of this Assignment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        17. The Assignor agrees to pay, and to save the Assignees harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Assignment.

        18. THE ASSIGNOR IRREVOCABLY AGREES THAT, SUBJECT TO THE SOLE AND ABSOLUTE ELECTION OF THE ASSIGNEES, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS ASSIGNMENT, OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN MILWAUKEE, WISCONSIN. THE ASSIGNOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL
COURT LOCATED WITHIN MILWAUKEE, WISCONSIN.   THE ASSIGNOR HEREBY WAIVES ANY
RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST THE ASSIGNOR BY THE ASSIGNEES IN ACCORDANCE WITH THIS SECTION. THE ASSIGNOR AND THE ASSIGNEES EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. THE ASSIGNOR FURTHER WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE ASSIGNEES.

    [Remainder of page intentionally blank.  Next page is signature page.]

                IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the day and year first above written.



                                        STOKELY USA, INC.


                                        By:______________________________

                                                Its

                                        Address:    1055 Corporate Center Dr.
                                                    Oconomowoc, WI  53066



     [Signature page for ASSIGNMENT OF CONTRACTS, WARRANTIES AND PERMITS of STOKELY USA, INC.]

                                   ANNEX 1



                            REAL PROPERTY PARCELS





                                  Annex 1-1

- --------------- DELETIONS ---------------

____

____

____

Notwithstanding

forfeiture

agreement

without the consent of the Assignees, which consent will not be unreasonably withheld, unless such surrender is required by the terms of such Contract parties thereto

The



                                Deletions - 1